                             YIELD TABLE - BOND 1-A1

                                    SARM05-12
                              SETTLE AS OF 05/31/05

                            BOND SUMMARY - BOND 1-A1
            ------------------------------------------------------
            FIXED COUPON:   5.647                 TYPE:   Fixed
                ORIG BAL:   185,537,000

                  FACTOR:   1.0000000
             FACTOR DATE:   05/25/05          NEXT PMT:   06/25/05
                   DELAY:   24                   CUSIP:

                                           25 CPR
                                  ------------------------
                       PRICE         YIELD      DURATION
                   ---------------------------------------
                    101.843750        4.46         1.77

                   AVERAGE LIFE             1.92
                     FIRST PAY            06/25/05
                     LAST PAY             04/25/08

TSY BM      3Mo      6Mo      2YR      3YR      5YR     10YR     30YR
------   ------   ------   ------   ------   ------   ------   ------
Yield    1.7892   1.9808   2.5824   2.8483   3.3313   4.0400   4.8062
Coupon                     2.3750   2.7500   3.3750   4.2500   5.3750

LIB BM      1MO      2MO      3MO      6MO      1YR      2YR
------   ------   ------   ------   ------   ------   ------
Yield    1.8400   1.9000   1.9600   2.1400   2.3900   2.9367

LIB BM      3YR      4YR      5YR      7YR      8YR      9YR
------   ------   ------   ------   ------   ------   ------
Yield    3.2778   3.5390   3.7527   4.1038   4.2406   4.3599

LIB BM     10YR     12YR     15YR     20YR     30YR
------   ------   ------   ------   ------   ------
Yield    4.4642   4.6517   4.8655   5.0593   5.1419

The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

                             YIELD TABLE - BOND 1-A2

                                    SARM05-12
                              SETTLE AS OF 05/31/05

                            BOND SUMMARY - BOND 1-A2
            ------------------------------------------------------
            FIXED COUPON:   5.647                 TYPE:   Fixed
                ORIG BAL:   7,112,000

                  FACTOR:   1.0000000
             FACTOR DATE:   05/25/05          NEXT PMT:   06/25/05
                   DELAY:   24                   CUSIP:

                                           25 CPR
                                  ------------------------
                       PRICE         YIELD      DURATION
                   ---------------------------------------
                    101.515625        4.64         1.76

                   AVERAGE LIFE             1.92
                     FIRST PAY            06/25/05
                     LAST PAY             04/25/08

TSY BM      3Mo      6Mo      2YR      3YR      5YR     10YR     30YR
------   ------   ------   ------   ------   ------   ------   ------
Yield    1.7892   1.9808   2.5824   2.8483   3.3313   4.0400   4.8062
Coupon                     2.3750   2.7500   3.3750   4.2500   5.3750

LIB BM      1MO      2MO      3MO      6MO      1YR      2YR
------   ------   ------   ------   ------   ------   ------
Yield    1.8400   1.9000   1.9600   2.1400   2.3900   2.9367

LIB BM      3YR      4YR      5YR      7YR      8YR      9YR
------   ------   ------   ------   ------   ------   ------
Yield    3.2778   3.5390   3.7527   4.1038   4.2406   4.3599

LIB BM     10YR     12YR     15YR     20YR     30YR
------   ------   ------   ------   ------   ------
Yield    4.4642   4.6517   4.8655   5.0593   5.1419

The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

                             YIELD TABLE - BOND 2-A1

                                    SARM05-12
                              SETTLE AS OF 05/31/05

                            BOND SUMMARY - BOND 2-A1
            ------------------------------------------------------
            FIXED COUPON:   5.392                 TYPE:   Fixed
                ORIG BAL:   223,656,000

                  FACTOR:   1.0000000
             FACTOR DATE:   05/25/05          NEXT PMT:   06/25/05
                   DELAY:   24                   CUSIP:

                                           25 CPR
                                  ------------------------
                       PRICE         YIELD      DURATION
                   ---------------------------------------
                    101.437500        4.65         2.23

                   AVERAGE LIFE             2.49
                     FIRST PAY            06/25/05
                     LAST PAY             02/25/10

TSY BM      3Mo      6Mo      2YR      3YR      5YR     10YR     30YR
------   ------   ------   ------   ------   ------   ------   ------
Yield    1.7892   1.9808   2.5824   2.8483   3.3313   4.0400   4.8062
Coupon                     2.3750   2.7500   3.3750   4.2500   5.3750

LIB BM      1MO      2MO      3MO      6MO      1YR      2YR
------   ------   ------   ------   ------   ------   ------
Yield    1.8400   1.9000   1.9600   2.1400   2.3900   2.9367

LIB BM      3YR      4YR      5YR      7YR      8YR      9YR
------   ------   ------   ------   ------   ------   ------
Yield    3.2778   3.5390   3.7527   4.1038   4.2406   4.3599

LIB BM     10YR     12YR     15YR     20YR     30YR
------   ------   ------   ------   ------   ------
Yield    4.4642   4.6517   4.8655   5.0593   5.1419

The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

                             YIELD TABLE - BOND 2-A2

                                    SARM05-12
                              SETTLE AS OF 05/31/05

                            BOND SUMMARY - BOND 2-A2
            ------------------------------------------------------
            FIXED COUPON:   5.392                 TYPE:   Fixed
                ORIG BAL:   4,766,000

                  FACTOR:   1.0000000
             FACTOR DATE:   05/25/05          NEXT PMT:   06/25/05
                   DELAY:   24                   CUSIP:

                                           25 CPR
                                  ------------------------
                       PRICE         YIELD      DURATION
                   ---------------------------------------
                    101.015625        4.83         2.23

                   AVERAGE LIFE             2.49
                     FIRST PAY            06/25/05
                     LAST PAY             02/25/10

TSY BM      3Mo      6Mo      2YR      3YR      5YR     10YR     30YR
------   ------   ------   ------   ------   ------   ------   ------
Yield    1.7892   1.9808   2.5824   2.8483   3.3313   4.0400   4.8062
Coupon                     2.3750   2.7500   3.3750   4.2500   5.3750

LIB BM      1MO      2MO      3MO      6MO      1YR      2YR
------   ------   ------   ------   ------   ------   ------
Yield    1.8400   1.9000   1.9600   2.1400   2.3900   2.9367

LIB BM      3YR      4YR      5YR      7YR      8YR      9YR
------   ------   ------   ------   ------   ------   ------
Yield    3.2778   3.5390   3.7527   4.1038   4.2406   4.3599

LIB BM     10YR     12YR     15YR     20YR     30YR
------   ------   ------   ------   ------   ------
Yield    4.4642   4.6517   4.8655   5.0593   5.1419

The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

                             YIELD TABLE - BOND 3-A1

                                    SARM05-12
                              SETTLE AS OF 05/31/05

                            BOND SUMMARY - BOND 3-A1
            ------------------------------------------------------
            FIXED COUPON:   5.739                 TYPE:   Fixed
                ORIG BAL:   124,805,000

                  FACTOR:   1.0000000
             FACTOR DATE:   05/25/05          NEXT PMT:   06/25/05
                   DELAY:   24                   CUSIP:

                                           25 CPR
                                  ------------------------
                       PRICE         YIELD      DURATION
                   ---------------------------------------
                    102.000000        4.74         2.24

                   AVERAGE LIFE             2.49
                     FIRST PAY            06/25/05
                     LAST PAY             03/25/10

TSY BM      3Mo      6Mo      2YR      3YR      5YR     10YR     30YR
------   ------   ------   ------   ------   ------   ------   ------
Yield    1.7892   1.9808   2.5824   2.8483   3.3313   4.0400   4.8062
Coupon                     2.3750   2.7500   3.3750   4.2500   5.3750

LIB BM      1MO      2MO      3MO      6MO      1YR      2YR
------   ------   ------   ------   ------   ------   ------
Yield    1.8400   1.9000   1.9600   2.1400   2.3900   2.9367

LIB BM      3YR      4YR      5YR      7YR      8YR      9YR
------   ------   ------   ------   ------   ------   ------
Yield    3.2778   3.5390   3.7527   4.1038   4.2406   4.3599

LIB BM     10YR     12YR     15YR     20YR     30YR
------   ------   ------   ------   ------   ------
Yield    4.4642   4.6517   4.8655   5.0593   5.1419

The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

                             YIELD TABLE - BOND 3-A2

                                    SARM05-12
                              SETTLE AS OF 05/31/05

                            BOND SUMMARY - BOND 3-A2
            ------------------------------------------------------
            FIXED COUPON:   5.739                 TYPE:   Fixed
                ORIG BAL:   9,407,000

                  FACTOR:   1.0000000
             FACTOR DATE:   05/25/05          NEXT PMT:   06/25/05
                   DELAY:   24                   CUSIP:

                                           25 CPR
                                  ------------------------
                       PRICE         YIELD      DURATION
                   ---------------------------------------
                    101.796875        4.83         2.24

                   AVERAGE LIFE             2.50
                     FIRST PAY            06/25/05
                     LAST PAY             03/25/10

TSY BM      3Mo      6Mo      2YR      3YR      5YR     10YR     30YR
------   ------   ------   ------   ------   ------   ------   ------
Yield    1.7892   1.9808   2.5824   2.8483   3.3313   4.0400   4.8062
Coupon                     2.3750   2.7500   3.3750   4.2500   5.3750

LIB BM      1MO      2MO      3MO      6MO      1YR      2YR
------   ------   ------   ------   ------   ------   ------
Yield    1.8400   1.9000   1.9600   2.1400   2.3900   2.9367

LIB BM      3YR      4YR      5YR      7YR      8YR      9YR
------   ------   ------   ------   ------   ------   ------
Yield    3.2778   3.5390   3.7527   4.1038   4.2406   4.3599

LIB BM     10YR     12YR     15YR     20YR     30YR
------   ------   ------   ------   ------   ------
Yield    4.4642   4.6517   4.8655   5.0593   5.1419

The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

                             YIELD TABLE - BOND 4-A1

                                    SARM05-12
                              SETTLE AS OF 05/31/05

                            BOND SUMMARY - BOND 4-A1
            ------------------------------------------------------
            FIXED COUPON:   5.563                 TYPE:   Fixed
                ORIG BAL:   68,204,000

                  FACTOR:   1.0000000
             FACTOR DATE:   05/25/05          NEXT PMT:   06/25/05
                   DELAY:   24                   CUSIP:

                                           25 CPR
                                  ------------------------
                       PRICE         YIELD      DURATION
                   ---------------------------------------
                    101.500000        4.87         2.49

                   AVERAGE LIFE             2.84
                     FIRST PAY            06/25/05
                     LAST PAY             03/25/12

TSY BM      3Mo      6Mo      2YR      3YR      5YR     10YR     30YR
------   ------   ------   ------   ------   ------   ------   ------
Yield    1.7892   1.9808   2.5824   2.8483   3.3313   4.0400   4.8062
Coupon                     2.3750   2.7500   3.3750   4.2500   5.3750

LIB BM      1MO      2MO      3MO      6MO      1YR      2YR
------   ------   ------   ------   ------   ------   ------
Yield    1.8400   1.9000   1.9600   2.1400   2.3900   2.9367

LIB BM      3YR      4YR      5YR      7YR      8YR      9YR
------   ------   ------   ------   ------   ------   ------
Yield    3.2778   3.5390   3.7527   4.1038   4.2406   4.3599

LIB BM     10YR     12YR     15YR     20YR     30YR
------   ------   ------   ------   ------   ------
Yield    4.4642   4.6517   4.8655   5.0593   5.1419

The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

                             YIELD TABLE - BOND 4-A2

                                    SARM05-12
                              SETTLE AS OF 05/31/05

                            BOND SUMMARY - BOND 4-A2
            ------------------------------------------------------
            FIXED COUPON:   5.563                 TYPE:   Fixed
                ORIG BAL:   2,614,000

                  FACTOR:   1.0000000
             FACTOR DATE:   05/25/05          NEXT PMT:   06/25/05
                   DELAY:   24                   CUSIP:

                                           25 CPR
                                  ------------------------
                       PRICE         YIELD      DURATION
                   ---------------------------------------
                    101.250000        4.97         2.49

                   AVERAGE LIFE             2.84
                     FIRST PAY            06/25/05
                     LAST PAY             03/25/12

TSY BM      3Mo      6Mo      2YR      3YR      5YR     10YR     30YR
------   ------   ------   ------   ------   ------   ------   ------
Yield    1.7892   1.9808   2.5824   2.8483   3.3313   4.0400   4.8062
Coupon                     2.3750   2.7500   3.3750   4.2500   5.3750

LIB BM      1MO      2MO      3MO      6MO      1YR      2YR
------   ------   ------   ------   ------   ------   ------
Yield    1.8400   1.9000   1.9600   2.1400   2.3900   2.9367

LIB BM      3YR      4YR      5YR      7YR      8YR      9YR
------   ------   ------   ------   ------   ------   ------
Yield    3.2778   3.5390   3.7527   4.1038   4.2406   4.3599

LIB BM     10YR     12YR     15YR     20YR     30YR
------   ------   ------   ------   ------   ------
Yield    4.4642   4.6517   4.8655   5.0593   5.1419

The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

                             YIELD TABLE - BOND 5-A1

                                    SARM05-12
                              SETTLE AS OF 05/31/05

                            BOND SUMMARY - BOND 5-A1
            ------------------------------------------------------
            FIXED COUPON:   5.500                 TYPE:   Fixed
                ORIG BAL:   43,773,000

                  FACTOR:   1.0000000
             FACTOR DATE:   05/25/05          NEXT PMT:   06/25/05
                   DELAY:   24                   CUSIP:

                                           25 CPR
                                  ------------------------
                       PRICE         YIELD      DURATION
                   ---------------------------------------
                    101.625000        4.82         2.68

                   AVERAGE LIFE             3.12
                     FIRST PAY            06/25/05
                     LAST PAY             04/25/15

TSY BM      3Mo      6Mo      2YR      3YR      5YR     10YR     30YR
------   ------   ------   ------   ------   ------   ------   ------
Yield    1.7892   1.9808   2.5824   2.8483   3.3313   4.0400   4.8062
Coupon                     2.3750   2.7500   3.3750   4.2500   5.3750

LIB BM      1MO      2MO      3MO      6MO      1YR      2YR
------   ------   ------   ------   ------   ------   ------
Yield    1.8400   1.9000   1.9600   2.1400   2.3900   2.9367

LIB BM      3YR      4YR      5YR      7YR      8YR      9YR
------   ------   ------   ------   ------   ------   ------
Yield    3.2778   3.5390   3.7527   4.1038   4.2406   4.3599

LIB BM     10YR     12YR     15YR     20YR     30YR
------   ------   ------   ------   ------   ------
Yield    4.4642   4.6517   4.8655   5.0593   5.1419

The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.